# InspireMD

## Corporate Presentation

NYSE MKT: NSPR, NSPR.WS

November 2016

# Forward Looking Statements

*This presentation contains "forward-looking statements." Such statements may be preceded by the words "intends," "may," "will," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential" or similar words. Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, risks and uncertainties associated with (i) market acceptance of our existing and new products, (ii) negative clinical trial results or lengthy product delays in key markets, (iii) an inability to secure regulatory approvals for the sale of our products, (iv) intense competition in the medical device industry from much larger, multinational companies, (v) product liability claims, (vi) product malfunctions, (vii) our limited manufacturing capabilities and reliance on subcontractors for assistance, (viii) insufficient or inadequate reimbursement by governmental and other third party payers for our products, (ix) our efforts to successfully obtain and maintain intellectual property protection covering our products, which may not be successful, (x) legislative or regulatory reform of the healthcare system in both the U.S. and foreign jurisdictions, (xi) our reliance on single suppliers for certain product components, (xii) the fact that we will need to raise additional capital to meet our business requirements in the future and that such capital raising may be costly, dilutive or difficult to obtain and (xiii) the fact that we conduct business in multiple foreign jurisdictions, exposing us to foreign currency exchange rate fluctuations, logistical and communications challenges, burdens and costs of compliance with foreign laws and political and economic instability in each jurisdiction. More detailed information about the Company and the risk factors that may affect the realization of forward looking statements is set forth in the Company's filings with the Securities and Exchange Commission (SEC), including the Company's Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC's web site at http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise.*

# About InspireMD

**Commercial-stage medical device company marketing and developing innovative embolic prevention systems (EPS), neurovascular devices and thrombus management technologies**

## COMPANY

| | |
|---|---|
| **NYSE MKT:** | NSPR |
| **Founded:** | 2005 |
| **Employees:** | 36 |
| **Headquarters:** | Boston |
| **Manufacturing Facility:** | Tel Aviv |

## TECHNOLOGY

Proprietary MicroNet™ technology in multiple products seeking a superior solution for the treatment of complex vascular and coronary disease

## PRODUCTS

**Commercial:**

CGuard™ Carotid EPS

MGuard™ Coronary EPS

**Pipeline:**

NGuard

PVGuard

# Investment Highlights

- Revenue growth driven by broader EU sales and Latin American launch of CGuard™
- Strategic distribution partnership with Penumbra (NYSE: PEN)
- Multiple and consistent clinical trial results using CGuard in a broad patient population, including high risk patients
- Expanding opportunities in the growing neurovascular and peripheral vascular markets
- Strategic collaboration opportunities on multiple MicroNet™ product applications
- Broad portfolio of patent-protected assets
- Financial discipline in line with development and growth initiatives

# Embolization Following Carotid Artery Stenting

"Plaque protrusion through stent struts occurs in up to 65% of conventional carotid stents in relation to plaque morphology/symptomatic status and stent type, providing a mechanism for post carotid artery stenting (CAS) cerebral embolization, either directly or via additional thrombus formation."*




INSTRUCTION


1060µm
Standard Carotid Stent

**2/3 of CAS neurovascular events (stroke, TIA) are POST-procedural.****

* Musialek, et.al. Eurointerventions 2016;12 August 2016.
** Bosiers et al. Eur J Vasc Endovasc Surg Vol 33, Feb 2007.

# Consequences Range from Neurological Deficit to Stroke


R
L
A

## Pre-Procedure

Pre-intervention showing 90% occlusion of the carotid artery and an MRI showing an old white matter infarction (obstruction).


R
L
B

## Post-Procedure

Post-intervention showing successful opening of the occluded carotid artery with conventional stenting and an MRI showing multiple micro-infarcts (obstructions) post-procedure due to liberation of embolic particles.

Cano et al. Rev Bras Cardiol Invasiva 2013; 21(2): 159-64.

# MicroNet Prevents Distal Embolization and Other Vascular Disease Challenges

- Proprietary technology
- Ultrathin PET* mesh provides meaningful clinical benefit versus conventional devices
- Provides revascularization benefit
- MicroNet acts as “safety net” by offering greater vessel area coverage to prevent large debris protrusion through the scaffold
- Made of a single fiber from a biocompatible polymer, widely used in other medical implants




MGUARDPrime
Embolic Protection Stent



*PET – polyethylene terephthalate

# Large Addressable Market

| Embolic Prevention Products | | Market Opportunity | CE Mark | Focus Area |
|---|---|---|---|---|
| MGuard™* |  | $1.7B | ✓ | Coronary AMI & SVG |
| CGuard™ |  | $500M | ✓ (FDA IDE draft protocol synopsis) | Carotid |
| NGuard™ |  | $675M | 2017E Planned Submission | Neurovascular |
| PVGuard™ |  | $1.7B | 2018E Planned Submission | Peripheral |

* MGuard is a bare metal stent scaffold

# Positive CGuard Data

InspireMD

**Clinical trials support peri- and post-procedural safety and efficacy**

- CARENET: 30-patient safety and efficacy clinical trial[1]
- Independent investigator-initiated clinical study: 30 patients with internal carotid artery stenosis[2]
- PARADIGM-101: 101-patient trial evaluating CGuard EPS in unselected, consecutive carotid patients (all-comers)[3,4]
- Ease of placement

**Laboratory engineering evaluations[2]**

- CGuard EPS provides high radial force and strong support in long stenotic lesions
- Structure adapted well to changes in vessel diameter and direction
- MicroNet mesh of CGuard EPS did not cause any measurable changes to specific mechanical parameters of the underlying stent

*"CGuard can safely be used on more than 90% of all-comer patients that have carotid artery stenosis."*
P. Musialek, MD



[1]Musialek P. The CARENET All-Comer Trial Using the CGuard™ MicroNet Covered Embolic Prevention Stent. Presented at the Leipzig International Course (LINC) 2015.
[2]Wissgott C. Clinical Results and Mechanical Properties of a Novel Double-Layered Carotid Stent (CGuard). J Endovasc Ther. 2016.
[3]Musialek P. Twelve-month Safety and Efficacy of CGuard™ Micronet-Covered Embolic Prevention Stent System: Routine Use to Perform Carotid Revascularization in Symptomatic and Increased Stroke Risk Asymptomatic Patients: The PARADIGM All-Comer Prospective Academic Study. Presented at the Transcatheter Cardiovascular Therapeutics 2016 Scientific Symposium.
[4]Mazurek M. Highly Calcific Carotid Lesions Endovascular Revascularizaton Using a Novel Dual-layer Carotid Stent System CGuard™: Analysis from the PARADIGM Study. Presented at the Transcatheter Cardiovascular Therapeutics 2016 Scientific Symposium.

# CGuard Data Presentation at TCT 2016

InspireMD

## 12-month follow up data of PARADIGM-101 Study of CGuard EPS

- No device-related adverse events at 12 months
- Vessel narrowing was reduced from 83±9% to only 6.7±5% ($p<0.001$) by independent core lab analysis
- Peri-procedural death/major stroke/myocardial infarction (MI) was 0%
- At 12 months the device showed a normal healing profile, and the patency of the external carotid artery was normal

* Musialek, P, 2016. Data presented at TCT 2016.

# Broad EU Commercialization Support from a Growing Neurovascular Leader

Penumbra

- Strategic distribution agreement with Penumbra
- 18 European markets with opportunity to expand
- Comprehensive neurovascular product portfolio
- CGuard is a synergistic product offering
- Growing direct sales force throughout Europe
- Establishing a direct sales force focused on peripheral vascular

**CGuard Distribution**

Penumbra (Direct) 18 Countries

InspireMD or Distributor




Penumbra
Cordis
Embolisation
Embolic Prevention
Ruby Coil
Large Volume, Long Lengths
POD
CGUARD
Penumbra

# Expanding Pipeline Opportunities with MicroNet


MGuard™
Coronary
EPS
RGuard™
Renal*
MicroNet™
Platform
Technology
CGuard™
Carotid
EPS
NGuard™
Neurovascular*
PVGuard™
Peripheral*
MGuard™
Drug
Eluting*

**Commercial** (MGuard™ Coronary EPS)

- CE Mark Cleared
- 12-month MASTER I, II

**Commercial** (CGuard™ Carotid EPS)

- CE Mark Cleared
- CARENET Trial
- PARADIGM all-comer trials
- Wissgott 2016 data
- FDA IDE draft protocol synopsis
- Penumbra Strategic Partnership

**Exploring Market Opportunity** (RGuard™ Renal*)

**Exploring Market Opportunities:** (NGuard™ Neurovascular*)

- Flow Diverter
- Intra-Cranial Stent

**2017E CE Mark**

**Planned Submission for Flow Diverter**

**2018E development towards CE Mark Planned Submission** (PVGuard™ Peripheral*)

**Strategic partner opportunity** (MGuard™ Drug Eluting*)

** Planning & Development Phase*

# Flow Diversion for Neurovascular Aneurysms

InspireMD

## Objective

- Seal the aneurysm and prevent rupture

## Current device therapies

- Coils to pack the aneurysm
- Flow diverters
  - Highly flexible, dense metal "tube"
  - Placed in main artery to seal off aneurysm and cause aneurysm thrombosis
  - Precise delivery required to avoid blocking other vessels



http://www.nature.com/nrcardio/journal/v11/n2/full/nrcardio.2013.196.html

# Innovation Enables Growth in the Neurovascular Market

## Flow Diversion for Unruptured Brain Aneurysms

*Next Generation Technology*

- Aneurysm Therapy (all types): $550M*
- Flow diverters are estimated to be 25% of the aneurysm market
- Neurovascular products: estimated 15% CAGR from 2010-2016



Global Flow Diversion - $125M**
ROW
$40M
US
$45M
EU
$40M

**Competitive Landscape:**

| Product | Company | Approval |
|---|---|---|
| Pipeline | Medtronic/Covidien | CE Mark 2014<br>FDA 2011 |
| Surpass | Stryker | CE Mark 2010 |
| Silk | Balt Extrusion | CE Mark 2008 |

* 2013 MRG Neuro Report, 2010 Ev3 Revenue Data ** 2014 projection based on 2013 actuals

# InspireMD Flow Diverter Advantage



- Low profile, flexible, open cell scaffold = Easy to deliver
- Low metal ratio = Potential for reduced anti-thrombosis medication
- Re-accessible through MicroNet = Allows for further treatment, if needed which is impossible with current flow diverters
- Can be placed in side branches and bifurcations = Will not block blood flow into major side vessels, which is impossible with current technology
- Published success with MicroNet in coronary and carotid aneurysms

# Intellectual Property Portfolio

- Proprietary platform technology supported by a robust intellectual property portfolio.
- Continue to strengthen and broaden patent protection globally.
- Progress over the last year imparts important rights on existing products and technologies and will enable future pipeline products.

| PATENT RIGHTS | ISSUED | ALLOWED | PENDING |
|---|---|---|---|
| **US** | 4 | **2** | 12 |
| **Rest of World (ROW)** | 16 | **1** | 14 |

# Upcoming Anticipated Milestones

InspireMD

**2016**

CGuard approval received: Q4 2016; launch in Russia: H1 2017

CGuard approval and launch in Brazil: H1 2017

**2017**

CGuard approval and launch in India: H2 2017

NGuard Flow Diverter: 2017 CE Mark submission

CGuard: 2017 U.S. IDE submission

**2018**

2018E development towards PVGuard CE Mark Planned Submission

**Continued Commercial Strategy Execution and Revenue Growth**

InspireMD

# Leadership

*Significant track records of success*

| | | |
|---|---|---|
| **Dr. James Barry** | President and CEO | Boston Scientific, Pfizer |
| **Craig Shore** | CFO | Pfizer, GE |
| **Agustin Gago** | CCO | Delcath Systems, Inc; angiodynamics; EZEM Visualize a healthier world |
| **Dr. Sol Barer** | Chairman | Celgene |
| **Isaac Blech** | Vice Chairman | cerecor; ContraFect; medgenics; sapience therapeutics |
| **Michael Berman** | Director | Boston Scientific; Velocimed™; LUTONIX |
| **Paul Stuka** | Director | OSIRIS; Fidelity Investments |
| **Dr. Campbell Rogers** | Director | HeartFlow; Cordis a Johnson & Johnson company; Harvard Medical School |
| **Thomas Kester** | Director | Kester Search Group® Clear objectives. Precise solutions.; KPMG |

# Financial Snapshot

InspireMD

## NYSE MKT: NSPR, NSPR.WS

| | |
|---|---|
| **Stock Price (11/11/16):** | **$2.45** |
| Average Volume (3 Months): | 358 K |
| Shares Outstanding (9/30/16): | 1.4 M |
| Shares Outstanding Including Future Pref. Stock Conv. (9/30/16): | 3.6 M |
| Market Capitalization (10/14/16): | $2.7 M |
| Total Cash: | $10.5 M as of 9/30/2016 |
| US Headquarters: | Boston, MA |
| International Headquarters: | Tel Aviv, Israel |
| # of Employees (9/30/2016): | 36 |

# Investment Highlights

- **Revenue growth** driven by broader EU and Latin American launch of **CGuard**
  - Strategic distribution partnership with Penumbra (NYSE: PEN)
  - Strong, and growing, direct sales teams across key countries
  - Multiple and consistent clinical trial results using CGuard in a broad patient population, including high risk patients
- **Expanding opportunities** in the growing neurovascular and peripheral vascular markets
  - 2017E CE Mark Submission for NGuard
- **Broad portfolio** of patent-protected assets
- **Strategic collaboration opportunities** on multiple **MicroNet** product applications
- **Financial discipline** in line with development and growth initiatives
- Planned CGuard FDA IDE submission in 2017

James Barry, Ph.D., President and CEO
888.776.6804
jimb@inspiremd.com

Craig Shore, CFO
888.776.6804
craigs@inspiremd.com